Press Release

July 31, 2020	FOR IMMEDIATE RELEASE

CTS Announces Second Quarter 2020 Results

Adapting to New Market Conditions
Lisle, Ill. - CTS Corporation (NYSE: CTS) today announced second quarter 2020 results.

•
Sales were $84.2 million, down 30% year-over-year. Sales to transportation customers declined 53%, and sales to other end markets grew 14%. Excluding $5.4 million in sales from the QTI acquisition, sales to other end markets grew 1%.

•	Net earnings were $4.9 million or $0.15 per diluted share versus $11.9 million or $0.36 last year.

•	Adjusted diluted EPS was $0.16.

•	Free cash flow was $9.1 million, and at quarter-end, we were net cash positive.

•	New business wins were $105 million.
“I am grateful to our teams around the globe for their resilience and care for our customers and partners in this unprecedented downturn. We are adapting our cost structure due to the prolonged impact of COVID-19,” said Kieran O’Sullivan, CEO of CTS Corporation. “We received new business awards in some promising areas. Our focus remains on key strategic growth investments. We are making progress on our diversification into non-transportation markets and continue to position the business for the opportunities ahead of us.”
2020 Guidance
Due to ongoing market uncertainties, management is not providing revenue or earnings guidance at this time.
Conference Call
As previously announced, the Company has scheduled a conference call at 11:00 a.m. (EDT) today to discuss the second quarter financial results. The dial-in number is 800-309-1256 (720-543-0314, if calling from outside the U.S.). The passcode is 290044. There will be a replay of the conference call from 2:00 p.m. (EDT) today through 2:00 p.m. (EST) on Friday, August 14, 2020. The telephone number for the replay is 888-203-1112 (719-457-0820, if calling from outside the U.S.). The replay passcode is 7215300. A live audio webcast of the conference call will be available and can be accessed directly from the Investors section of the website of CTS Corporation at www.ctscorp.com.

www.ctscorp.com

About CTS
CTS (NYSE: CTS) is a leading designer and manufacturer of products that Sense, Connect, and Move. The company manufactures sensors, actuators, and electronic components in North America, Europe, and Asia, and provides engineered products to customers in the aerospace/defense, industrial, medical, telecommunications/IT, and transportation markets.
For more information, visit www.ctscorp.com.
Safe Harbor
This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.
Contact
Ashish Agrawal
Vice President and Chief Financial Officer

CTS Corporation
4925 Indiana Avenue
Lisle, IL 60532
USA

Telephone: +1 (630) 577-8800
E-mail: ashish.agrawal@ctscorp.com
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www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - UNAUDITED
(In thousands of dollars, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019
Net sales	$84,197	$120,684	$187,272	$238,308
Cost of goods sold	57,630	79,480	127,806	156,490
Gross Margin	26,567	41,204	59,466	81,818
Selling, general and administrative expenses	14,668	17,036	31,427	34,597
Research and development expenses	5,522	6,257	12,930	13,048
Restructuring charges	135	911	375	2,995
Gain on sale of assets	—	(83)	—	(122)
Operating earnings	6,242	17,083	14,734	31,300
Other (expense) income:
Interest expense	(909)	(467)	(1,760)	(933)
Interest income	304	440	635	872
Other income (expense), net	256	(1,107)	(1,726)	(1,010)
Total other (expense), net	(349)	(1,134)	(2,851)	(1,071)
Earnings before income taxes	5,893	15,949	11,883	30,229
Income tax expense	1,036	4,006	3,218	6,867
Net earnings	$4,857	$11,943	$8,665	$23,362
Earnings per share:
Basic	$0.15	$0.36	$0.27	$0.71
Diluted	$0.15	$0.36	$0.27	$0.70

Basic weighted – average common shares outstanding:	32,262	32,799	32,364	32,803
Effect of dilutive securities	242	406	284	422
Diluted weighted – average common shares outstanding:	32,504	33,205	32,648	33,225

Cash dividends declared per share	$0.04	$0.04	$0.08	$0.08

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of dollars)

	(Unaudited)
	June 30,	December 31,
	2020	2019
ASSETS
Current Assets
Cash and cash equivalents	$145,981	$100,241
Accounts receivable, net	59,798	78,008
Inventories, net	44,266	42,237
Other current assets	14,750	16,992
Total current assets	264,795	237,478
Property, plant and equipment, net	99,349	105,038
Operating lease assets, net	24,369	24,644
Other Assets
Prepaid pension asset	64,104	62,082
Goodwill	106,056	106,056
Other intangible assets, net	80,622	85,215
Deferred income taxes	21,278	19,795
Other	2,816	3,046
Total other assets	274,876	276,194
Total Assets	$663,389	$643,354
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$32,820	$48,219
Operating lease obligations	3,051	2,787
Accrued payroll and benefits	8,725	9,564
Accrued expenses and other liabilities	33,175	36,378
Total current liabilities	77,771	96,948
Long-term debt	141,300	99,700
Long-term operating lease obligations	24,473	24,926
Long-term pension obligations	6,504	6,632
Deferred income taxes	6,303	5,637
Other long-term obligations	6,146	4,292
Total Liabilities	262,497	238,135
Commitments and Contingencies
Shareholders’ Equity
Common stock	310,953	307,932
Additional contributed capital	39,775	43,689
Retained earnings	515,841	509,766
Accumulated other comprehensive loss	(93,155)	(91,726)
Total shareholders’ equity before treasury stock	773,414	769,661
Treasury stock	(372,522)	(364,442)
Total shareholders’ equity	400,892	405,219
Total Liabilities and Shareholders’ Equity	$663,389	$643,354

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES
OTHER SUPPLEMENTAL INFORMATION - UNAUDITED

Earnings Per Share

The following table reconciles GAAP diluted earnings per share to adjusted diluted earnings per share for the Company:

	Three Months Ended		Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
GAAP diluted earnings per share	$0.15	$0.36	$0.27	$0.70

Tax affected charges to reported diluted earnings per share:
Restructuring charges	0.01	0.02	0.01	0.07
Foreign currency (gain) loss	(0.03)	0.02	0.01	0.01
Non-cash pension expense	0.01	—	0.02	0.01
Environmental charges	0.02	—	0.02	—
Discrete tax items	—	—	0.02	—
Adjusted diluted earnings per share	$0.16	$0.40	$0.35	$0.79

Additional Information

The following table includes other financial information not presented in the preceding financial statements.

	Three Months Ended		Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Depreciation and amortization expense	$6,611	$5,995	$13,143	$11,919
Stock-based compensation expense	$817	$1,579	$1,045	$2,793

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Non-GAAP Financial Measures

Adjusted earnings per share is a non-GAAP financial measure. The most directly comparable GAAP financial measure is diluted earnings per share.

CTS adjusts for these items because they are discrete events, which have a significant impact on comparable GAAP financial measures and could distort an evaluation of our normal operating performance.

CTS uses an adjusted earnings per share measure to evaluate overall performance, establish plans and perform strategic analysis. Using this measure avoids distortion in the evaluation of operating results by eliminating the impact of events which are not related to normal operating performance. Because this measure is based on the exclusion or inclusion of specific items, they may not be comparable to measures used by other companies which have similar titles. CTS' management compensates for this limitation when performing peer comparisons by evaluating both GAAP and non-GAAP financial measures reported by peer companies. CTS believes that this measure is useful to its management, investors and stakeholders in that it:

•	provides a meaningful measure of CTS' operating performance,

•	reflects the results used by management in making decisions about the business, and

•	helps review and project CTS' performance over time.

We recommend that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies.

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